EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED
PURSUANT TO §906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Spire Corporation (the “Company”) on Form 10-Q (the “Report”) for the period ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof, I, Rodger W. LaFavre, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 13, 2014	By:	/s/ Rodger W. LaFavre
Rodger W. LaFavre
Chief Executive Office and President